NON-EMPLOYEE DIRECTORS’ CASH COMPENSATION DEFERRAL PLAN DIRECTOR FEE AND DIVIDEND DEFERRAL ELECTION FORM I. ELECTION TO DEFER DIRECTOR FEES Pursuant to the Ventas Non-Employee Directors’ Cash Compensation Deferral Plan (formerly known as the “Nonemployee Directors’ Deferred Stock Compensation Plan” and hereinafter the “Plan”), as and to the extent indicated in the table below, I hereby elect to have director fees payable to me for services performed during calendar years commencing after I make this election (the “Director Fees”) deferred and credited to a Stock Unit Account for me. I understand that I may not revoke or modify this election with respect to director fees earned for services performed in any calendar year that has commenced and that I may only modify my election to defer (or not to defer) Director Fees earned for services performed in a subsequent calendar year if I submit a new Election Form to Ventas before the first day of such calendar year. INSTRUCTIONS: PLEASE CHOOSE ONE OPTION BELOW. IF YOU CHOOSE TO SPECIFY AMOUNTS TO DEFER, PLEASE SEE SECTION II OF THIS FORM FOR ADDITIONAL ITEMS. No Deferral ____________ percent (%) OR $_______________ dollars per calendar quarter II. DIVIDENDS AND PAYMENT OPTIONS FOR DEFERRED UNITS A. DIVIDENDS. With respect to the Director Fees I have elected to defer hereunder, I hereby elect to have dividend equivalents with respect to Stock Units attributable to such Director Fees paid as indicated in the table below. INSTRUCTIONS: PLEASE CHOOSE ONE OF THE OPTIONS IN THE TABLE BELOW, THEN SCROLL DOWN TO THE NEXT SECTION OF THIS FORM FOR ADDITIONAL ITEMS. paid to me in cash as soon as practicable after dividends are paid on Shares of Ventas, Inc. converted to additional Stock Units and distributed at the time and in the manner selected in this Election Form for the portion of my Stock Unit Account that is attributable to Director Fees deferred hereunder. (PLEASE NOTE: elections with respect to dividends apply regardless of the form of the dividend.)

2 Director Deferred Fees Election Form Rev. 11.22.2022 B. PAYMENT OPTIONS 1. Distribution of Stock Units Attributable to Deferred Director Fees. I hereby direct that distribution of any Stock Units attributable to my Director Fees deferred hereunder be paid after my Termination of Service, as follows: INSTRUCTIONS: PLEASE CHOOSE ONE OF THE OPTIONS IN EACH OF THE TABLES BELOW, THEN SCROLL DOWN TO THE NEXT SECTION OF THIS FORM FOR AN ADDITIONAL ITEM. (a) In the form of: a lump sum payment a series of annual payments over years (PLEASE NOTE: the number of years must be 10 years or less, and the period may not extend more than 10 years beyond your Termination of Service) (b) To be paid or to commence as soon as administratively feasible (but not later than 30 days) after: my Termination of Service January 1 of the calendar year immediately following my Termination of Service other: ______________________________ (please specify date) (PLEASE NOTE: payments to be made in a series of annual payments will commence on the earlier of the date specified or the date of your Termination of Service)

3 Director Deferred Fees Election Form Rev. 11.22.2022 2. Change in Control Accelerated Payment. INSTRUCTIONS: CHECK THE BOX BELOW ONLY IF YOU WISH TO MAKE THIS ELECTION, THEN PLEASE SCROLL TO THE SIGNATURE PAGE AT THE END OF THE FORM, SIGN IT AND CLICK “FINISH.” Notwithstanding the above elections, I hereby direct that distribution of my Stock Unit Account attributable to my Director Fees deferred hereunder be accelerated and occur in a lump sum upon a Change in Control (as defined in the Ventas, Inc. 2022 Incentive Plan), provided such Change in Control also constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A(a)(2)(A)(v) of the Code. III. ACKNOWLEDGEMENTS By signing this Election Form, I hereby acknowledge my understanding and acceptance of the following: 1. Irrevocable Election. I may not revoke or modify my election with respect to Director Fees earned for services performed during the calendar year after I make this election. I may only revoke or modify this election (i) by submitting a completed Election Form to the Company prior to January 1 of a calendar year which shall apply only to payments for services rendered commencing on or after such January 1; and (ii) in such limited circumstances as the Committee may permit in accordance with law and Section 409A of the Code. Accordingly, I understand that my election will continue in effect from year to year unless and until I timely make a different prospective election. I do not expect to be able to make any changes to the manner or timing of distributions set forth in this Election Form with respect to Director Fees earned for services performed for a calendar year after such calendar year has already commenced. 2. Company Right to Terminate Plan. Notwithstanding any election made herein, the Company reserves the right to transfer to me all of the Shares associated with Stock Units attributable to Director Fees deferred under the Plan upon a termination of the Plan, to the extent permitted under Section 409A of the Code. 3. Tax Code Section 409A Dealing with Deferred Compensation. I understand that this election shall be construed in accordance with the terms and provisions set forth in this Election Form, as well as the Plan and the requirements of Section 409A of the Code. To the extent Section 409A of the Code is applicable to any Stock Unit or any Stock Unit Account, it is intended that such Stock

4 Director Deferred Fees Election Form Rev. 11.22.2022 Unit and Stock Unit Account comply with the deferral, payout and other limitations and restrictions imposed under Section 409A of the Code. Notwithstanding any other provision in this Election Form, the Company, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify this election to help distributions qualify for exemption from or compliance with Section 409A of the Code; provided, however, that the Company makes no representation that any Stock Units or any Stock Unit Account under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to comply with Section 409A of the Code or to preclude Section 409A of the Code from applying to any Stock Units or any Stock Unit Accounts. I understand that Section 409A of the Code is complex, that any additional taxes and other liabilities under Section 409A of the Code are my responsibility and that the Company encourages me to consult a tax advisor regarding the potential impact of Section 409A of the Code. 4. Capitalized Terms. Capitalized terms used but not defined herein have the meanings specified in the Plan. [SIGNATURE PAGE FOLLOWS]

5 Director Deferred Fees Election Form Rev. 11.22.2022 By signing this Election Form, I hereby acknowledge my understanding of, and my agreement with, all of the terms and provisions set forth in this Election Form, as well as the terms and conditions set forth in the Plan and any applicable award agreements thereunder. Dated: Participant’s Signature Participant’s Name The signature below confirms Ventas, Inc. received this Election Form on . [add date] VENTAS, INC. By: Name: Carey S. Roberts Title: Executive Vice President and General Counsel